UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 28, 2010

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective as of May 28, 2010, Ladenburg Thalmann Financial Services Inc. (the "Company") entered into stock purchase agreements with twenty investors (the "Investors") pursuant to which the Investors agreed to purchase an aggregate of 14,050,000 shares of the Company's common stock, par value $.0001 (the "Shares"), at a price of $1.00 per share. The Investors include entities affiliated with Dr. Samuel Yin, Chairman and Chief Executive Officer of Ruentex Group, a diversified conglomerate in Taiwan with operations in financial services, textiles, construction and development, medical services, retail and education. The Investors also include Frost Gamma Investments Trust, a trust controlled by Dr. Phillip Frost, the Company’s Chairman of the Board and principal shareholder, Richard J. Lampen, the Company's President and Chief Executive Officer and a Company director, Dr. Richard Krasno, a Company director, MZ Trading LLC, an entity controlled by Mark Zeitchick, the Company's Executive Vice President and a Company director, Richard Rosenstock, a Company director, and Robert J. Eide, a Company director (collectively, "Affiliated Investors"). The Affiliated Investors purchased an aggregate of 725,000 Shares.

The Company agreed to issue the Shares in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Each Investor represented to the Company that such person was an "accredited investor" as defined in Rule 501(a) under the Act and that such Investor’s Shares were being acquired for investment purposes. The Shares will not be registered under the Act and will be "restricted securities" as that term is defined by Rule 144 under the Act and no registration rights have been granted. Additionally, the Shares issued to the Affiliated Investors will be subject to a two-year contractual lock-up.

Ladenburg Thalmann & Co. Inc., a subsidiary of the Company, acted as exclusive placement agent in connection the foregoing transaction.

In accordance with the rules of the NYSE Amex, the closing of the sale of Shares to Affiliated Investors will be subject to shareholder approval at the Company's 2010 Annual Meeting. The closing of the sale of Shares to Investors, other than Affiliated Investors, is expected to occur in June 2010.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this current report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On June 2, 2010, the Company issued a press release announcing the entry into the stock purchase agreements as set forth in Item 1.01 of this current report on Form 8-K. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference in this Item 7.01.

The information in Item 7.01 of this current report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release issued on June 2, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

June 4, 2010	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Vice President and CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on June 2, 2010.